UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2010

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2010

SEMIANNUAL REPORT

for the six months ended June 30, 2010

SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2010		Year ended December 31, 2009
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$490,042,573	$50.36	$353,720,341	$34.61
Net gain (loss) on investments, realized and unrealized	$(11,661,956)	$(1.35)	$156,199,522	$18.05
Net investment income	726,586	0.08	2,159,299	0.25
Dividends to Preferred shareholders	(2,363,055)	(0.27)	(4,726,109)	(0.55)
Distributions to Common shareholders	(10,386,288)	(1.20)	(17,310,480)	(2.00)
Net changes during period	$(23,684,713)	$(2.74)	$136,322,232	$15.75
End of period	$466,357,860	$47.62	$490,042,573	$50.36

	June 30, 2010	December 31, 2009	December 31, 2008
Common market price per share	$42.02	$43.04	$28.29
Common net asset value	$47.62	$50.36	$34.61
Common market discount from net asset value	11.8%	14.5%	18.3%
Preferred asset coverage	861%	905%	653%
Preferred liquidation preference per share	$27.50	$27.50	$27.50
Preferred market price per share	$34.80	$33.13	$29.70

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets of approximately $466,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The remainder of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Investment Portfolio Returns

Total net assets of Source Capital amounted to $466,357,860 at June 30, 2010. After providing for Preferred Stock equity, Common equity amounted to $412,204,530 or $47.62 of net asset value per Common share. This compared with total net assets of $411,072,090, Common equity of $356,918,760, and net asset value per Common share of $41.24 one year ago. As a result, Source Capital recorded a negative total investment return during the six months ended June 30, 2010, of 3.1% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution on the Common shares of $0.60 per share was paid on June 15, 2010, to shareholders of record on May 28, 2010.

The regular quarterly dividend on the Preferred shares of $0.60 per share was also paid on June 15, 2010, to shareholders of record on May 28, 2010.

Commentary

"Markets Pushed Back"

As the shareholder letters of the past year discussed in great detail, governments around the globe responded aggressively to the threat of economic collapse. As consumer spending and corporate investment dried up (2009 decline of $1.5 trillion in the U.S.), governments stepped into the breach with stimulus spending and guarantees of prominent financial institutions (also collectively known as the fiscal kitchen sink).

One can debate ad infinitum whether such actions were justified, but their impact on equity and credit markets was clear. Panic about the viability of the banking system was removed. In its place, most markets began functioning again. Economic growth in the developed economies (U.S., Europe) benefited in the short term from the spending.

Readers of our recent letters know these programs were not a free lunch. Deficits ballooned as tax revenues fell and stimulus and benefit payments increased. These actions have led to sharp increases in the amount of outstanding government debt compared to the size of economies. Among OECD (Organization for Economic Co-operation and Development) countries, the average ratio of government debt-to-GDP (Gross Domestic Product) was 44% in 2006 and is expected to rise to 71% in 2010. According to the EU (European Union) statistics office, the ratio reached 79% last year for all the countries of the Euro region. That level of debt became an issue for the markets when combined with forecasts that anticipated deficits would continue growing faster than the underlying economies for many years to come. Exacerbating the problem are healthcare and pension costs of the developed countries' aging populations. According to projections by the International Monetary Fund (IMF), in mid-2009 the net present value of government healthcare and pension obligations until 2050 was equal to 500% of GDP in the U.S., 335% of GDP in the U.K. and between 200-300% of GDP in other major European countries. Despite the short-term benefits of expanding deficits during recessions, government indebtedness in the developed countries looked high and headed to unsustainable levels.

We were not alone in discussing these phenomena, but until the events of May/June that occurred in Europe, governments appeared unwilling to modify the policy of running expanded deficits to support their economies. That all changed after markets pushed back against attempts in March by the Greek government to roll over its maturing debt. Spreads between euro government debt and corporate debt widened significantly. This precipitated the announcement of a $1 trillion package to provide emergency loans to needy governments. Despite this structure, concerns grew about Europe's banks because government and corporate bonds from Greece, Portugal, Spain, Italy and Ireland filled their balance sheets. According to Bank of International Settlements (BIS) data as of December 2009, those five troubled countries represented $2.8 trillion of the $10 trillion in total euro credit exposure held by Europe's banks. Looking at the data differently, the BIS showed that the banks of Belgium, France, Germany, Italy and Netherlands collectively held 17% of all Greek government debt, equivalent to 6.5% of these banks' Tier 1 capital. Their exposures to the government debt of Spain and Portugal accounted for another 8.9% and 4.1% of their Tier 1 capital, respectively. Investors worried anew about bank capital adequacy and credit exposure. This time it was not about exposure to U.S. subprime borrowers, but to the consumers and companies of Greece, Portugal, Spain, Italy and Ireland impacted by the new austerity measures. Greece had become the canary in the coal mine, warning about fiscal profligacy.

Implications

Due to the looming demographic challenges in developed economies, we expect markets over the next several years will continue to demand that governments reduce fiscal deficits. Instead of the smaller countries like Greece and Ireland, attention will turn to countries with larger economies. Arguing against such reductions will be the affected recipients. Voters in Europe feel entitled to the social safety net that broadened over the last fifty years. In the U.S., lifestyle expectations demand a vibrant economy that produces jobs to fuel consumption. Workers in both geographies are unlikely to be satisfied with the coming changes. It is entirely possible that the struggle between the need for cuts and those resisting them could ultimately lead to serious social unrest. Even if actual social strife is avoided, political uncertainty will overhang the next few years.

After the events in Greece, when governments flipped from expansion to fiscal tightening, it was clear that it would put a damper on economic growth in their economies. If deficit reductions promised by these governments fail to materialize, we would expect market anxiety to resurface and the events of the last six months to repeat, dampening growth. On the other hand, if the proposed plans are executed, through tax increases and/or reduced spending, it is hard to foresee growth accelerating. Much attention has recently focused on whether the U.S. economy will fall into a double-dip recession. We believe that misses the larger point. If it happens, markets will weaken, government will stimulate, and the whole cycle will start again. If the economy avoids the second dip, we expect the level of economic growth for the next five years to be lower than the five years that preceded the downturn.

Portfolio Response

Ideally, new investments for the portfolio will have less than average dependence on economic tailwinds. Three companies we own currently that fit this description are Copart, Lincare and O'Reilly. Copart manages auctions for salvage vehicles. The most important generator of demand for Copart's services is the auto accident rate in the U.S. and U.K. The number of these totaled vehicles available to Copart has only a modest correlation with economic activity. Lincare's customers' demand for home oxygen or other respiratory services is driven by smoking rates decades ago and is independent of current economic growth. O'Reilly's business is somewhat countercyclical as an economic slowdown requires consumers to hold onto their cars longer, requiring more repair parts sold by the chain.

When considering new investments, we are also favoring companies with broad geographic sales exposure. Sales to other parts of the world are not an ironclad requirement, but we believe companies with that profile have advantages. Global businesses are diversified against problems in individual markets. Exposure to different geographies also provides more opportunities for reinvestment. Foreign operations additionally provide a valuable currency hedge.

The recent market decline is creating potential new investment opportunities for the portfolio. Several companies we've been watching from afar are getting closer to attractive purchase valuations. As always, however, we remain disciplined about not paying too much for any business, no matter how virtuous the model. Even with our typical multi-year holding period, we believe the price we pay for an investment is one of the key determinants of the investment return.

Performance

For the second quarter, Source was down 10%, better than the broad market S&P 500 (down 11.4%) and in line with benchmark Russell 2500 (down 10%).

Not surprisingly, the weakest portfolio companies in a weak quarter were oil-service stocks and companies viewed as economically sensitive. In the first group, our oil service companies all have some leverage to deepwater activity (we will discuss this in more detail later in the letter). Noble Corp. declined 26%, FMC Technologies was down 19%, and Helix declined 17%.

In the economically sensitive group, retailer CarMax declined 21% while Signet Jewelers lost 15%. Also weak were Manpower (down 24%), Brady (down 20%), Zebra (down 14%), and ScanSource (down 13%).

Up stocks were rare, and generally driven by company-specific news. O'Reilly Automotive continued the highly successful consolidation of its CSK acquisition. First quarter EPS (Earnings Per Share) were 70 cents versus 46 cents last year. The stock gained 14%. Lincare continued to gain market share as declining reimbursement rates hurt less efficient competitors. The stock rose 9%. WABCO continues to improve its profitability as worldwide truck markets showed signs of revival. The stock was up 5%.

For the year-to-date period, the best- and worst-performing portfolio stocks were remarkably similar to the second quarter. Oil-service and economically sensitive names dominated the down list, while Lincare (+31%), O'Reilly (+25%), and WABCO (+22%) were the three best performers.

The table below shows performance for both Source and the benchmark Russell 2500, as well as the leading large-cap indexes. Relative returns have been strong for most periods with the 10-year results especially good.

	Periods Ended June 30, 2010
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Source	(10.0)%	(3.1)%	(6.8)%	1.0%	8.2%
Russell 2500	(10.0)	(1.7)	(8.0)	1.0	4.1
S&P 500	(11.4)	(6.7)	(9.8)	(0.8)	(1.6)
Nasdaq	(11.8)	(6.6)	(5.9)	1.4	(5.5)

*  Annualized returns

Company Discussion

On April 20, BP's Macondo well drilled by Transocean's Deepwater Horizon semi-submersible ("semi") in the Gulf of Mexico sustained a blowout that quickly led to a fire that consumed the vessel.

We will not dwell on the environmental disaster to the Gulf region that resulted from the blowout nor on the more personal hardships suffered by those who work in the region. We will, however, try to provide some insights into how the blowout might affect the oil and gas industry long term and its impact on our portfolio.

Though much uncertainty remains as to how the BP blowout will likely affect future deepwater drilling, several points seem clear. First, government regulation of offshore drilling will get tougher, enforcement will get stricter, and drilling times and costs will increase. With oil and gas a worldwide business, the impact of these changes will vary. The U.S. will undoubtedly see more inspections and higher equipment standards. The cost structure in the Gulf of Mexico will go up, and higher oil and gas prices will be needed to make some projects economic.

The regulatory environment outside the U.S. is more opaque, however, relative to both regulations and enforcement levels. The North Sea clearly already has tough rules and good enforcement. We would not expect project economics there to be significantly impacted by any changes.

The situation in Brazil and West Africa is much less clear. Our best guess is that regulations and enforcement are pretty good in Brazil, but will get stricter. In West Africa, which includes Angola, Republic of Congo, Sierra Leone, Gabon, Nigeria, Ghana, Liberia, etc., enforcement is likely erratic now, but seems certain to increase.

Second, the super majors (Exxon, Shell, BP, Chevron, and Total) and many national oil companies will show a preference for hiring larger and more experienced drilling contractors, as well as higher-spec vessels for deepwater activity. This will benefit companies like Noble and Transocean, who should be able to realize somewhat higher day rates and utilization.

Third, more deepwater assets will be put up for sale, especially by owners of uncontracted spec-built assets. (See later comments on Noble's purchase of Frontier Drilling)

Other issues important to deepwater activity are harder to call:

•  Is there enough incremental non-U.S. deepwater demand to soak up capacity now idled in the Gulf of Mexico?

•  How long will the U.S. drilling moratorium last?

•  How much drilling supply will be absorbed by longer well drilling times driven by new regulations and stricter enforcement?

•  With the likely changes in legal liability caps, and substantial increases in insurance costs, how many prospects, both deep and shallow, will become uneconomic?

In the short term, the impact of the BP blowout on our portfolio varies. Helix, a relatively small portfolio position, is seeing increased activity in the Gulf, providing two vessels directly supporting BP's efforts to recover and process the oil from the Macondo blowout. In the longer term, a possible lower level of project activity in the Gulf would be a negative for Helix, which it would likely counter by moving assets into international markets.

The drilling moratorium is clearly a short-term negative for FMC Technologies' Gulf of Mexico business. The company supplies subsea trees which sit on the wellheads on the ocean floor. These trees are installed between completion of a development well and its start of production. Although tree installation is not forbidden by the moratorium, development wells are being deferred, as are their tree orders. Fortunately, only about 10-15% of FMC's total revenues are tied to the deepwater Gulf of Mexico. Outside of the Gulf, we see strong long-term prospects for the company in Brazil and West Africa. Year to date FMC's bookings of international orders have totaled about $700 million, and several large project awards are expected in the second half of 2010. The longer-term prospects are mixed. Clearly, lower Gulf activity is a negative, but trees which are purchased are likely to be more highly engineered and expensive than current ones.

Clearly, Noble is not a short-term beneficiary of the moratorium. The company has renegotiated the contracts on five of its six semis in the Gulf. Noble agreed to accept lower standby rates to cover staffing costs until the moratorium ends in exchange for maintaining the amount of time left on the contracts at a normal rate. This effectively maintains Noble's Gulf backlog, but defers the cash flows from it until the moratorium ends. Post moratorium the picture is mixed. There likely is less U.S. activity, but this could be offset by slower drilling times and Noble's position as a top-tier contractor and buyer of distressed deepwater drilling assets.

There have been a number of other significant developments affecting portfolio companies in recent months.

We have owned shares of WABCO for two years. It is a leading worldwide manufacturer of heavy truck components including air brakes, stability control systems, and automatic transmissions, with major operations in Europe, the U.S. and Japan, as well as rapidly growing countries like China, India, and Brazil.

WABCO was a division of American Standard for many years. In 2007, however, American Standard divested most of its operations, including WABCO, and changed its name to Trane. As part of the restructuring, WABCO received a special "going away present" from its parent. American Standard and other manufacturers of plumbing fixtures had recently lost a price-fixing case in Europe, but its monetary fine had not yet been calculated by the European Union commissioner. American Standard assigned this unknown, but potentially large, liability to WABCO.

In late June, after years of delay, the European Union finally announced the fines for each of the companies involved. WABCO's was €326 million, or about $400 million, an amount on the upper end of the expected range of possible outcomes. Fortunately, WABCO had been saving for this rainy day, and as a result its cash reserves and a modest draw on its credit line are sufficient to pay the fine, which is equivalent to about $6 a share.

On balance, WABCO investors view this outcome favorably. The uncertainty is gone. The fine, though large, is manageable, and WABCO can focus on successfully operating its business without this ongoing distraction.

Charles River Labs, a holding dating back to 2003, is a leading supplier of services supporting drug development by pharmaceutical companies, and healthcare research in general. It is best known for its laboratory animals, primarily mice and rats, a business which it dominates worldwide.

In May, Charles River announced a major acquisition. It was planning to purchase WuXi Pharma Tech, the leading Chinese provider of early-stage drug development services. The price — $1.6 billion.

On the surface the deal made a lot of sense. WuXi was a fast-growing company with decent margins. Its strength in chemistry nicely complemented Charles River's in biology. Charles River had recently opened a facility in China, clearly a rapidly growing market. Revenue synergies and cost savings were reasonable expectations.

There were, however, two aspects of the acquisition which we did not like. First, it was very expensive. Charles River was paying six times WuXi's sales of about $275 million at the same time that the market was valuing Charles River's sales at just two times. Using operating income (EBIT), Charles River was paying 30x while its own valuation was 11x.

Second, we saw major integration risk. Charles River's track record in this regard was uninspiring. Keeping WuXi's two thousand Chinese scientists happy after its acquisition by an American company would be a major challenge for Charles River.

We sold all of our Charles River stock following the acquisition announcement. As the reader will recall, a record of intelligent reinvestment of cash flow is an important component of the investment case for each of our portfolio companies. We felt that Charles River no longer passed that test.

Noble Corp, first purchased in 2001, is a leading oil and gas drilling contractor, with a fleet ranging from drillships and semisubmersibles capable of deepwater activity (10,000 feet +) to jackups which typically drill in a few hundred feet of water.

We had long admired Noble's judicious deployment of capital, ordering new vessels when shipyards had excess capacity, and generally not proceeding without a long-term contract with a major oil company to reduce the project risk.

Over the last few years Noble has been hoarding capital — letting balance sheet cash build and paying down debt. This reflected the rash of spec-builds filling shipyard order books and the resulting high vessel prices.

More recently, however, new orders have evaporated and some recently constructed drilling rigs are for sale. Noble has chosen to seize this opportunity and in late June announced a major acquisition and expanded newbuild program. Noble is buying Frontier Drilling, which has two drillships under construction as well as four older, though upgraded, drillships and semis. Essentially all of the vessels are under long-term contract with Shell at a cost of $2.7 billion.

In addition to the Frontier deal, Noble simultaneously announced 10-year contracts with Shell on two ultra-deepwater drillships, one (Globetrotter) under construction, and the other ("Globetrotter II") to be started soon. Cost — $1 billion.

Combined, the Frontier and Shell agreements represent a $3.7 billion outlay, or roughly three years of Noble's investable cash flow. They increase Noble's backlog from $7 billion to $13 billion, second in the industry only to Transocean. Most important, they demonstrate Noble's ability to patiently await the right time to deploy capital and then to act decisively, adding well-priced assets combined with attractive long-term contracts from a top-tier oil company. The expected result, a good return for shareholders.

Lincare has been in the portfolio since the year 2000. It is the leading provider of home oxygen equipment, as well as related products and services, including pulmonary pharmaceuticals and products to treat sleep apnea. We feel Lincare has been effectively managed as it has steadily gained market share while earning high operating margins and returns on capital.

Home oxygen has seen periodic price declines for more than a decade, driven by reimbursement reductions for Medicare patients instigated by Congress or the Center for Medicare Services (CMS). In response, the industry has reduced services and cut other costs, but overall the price reductions have been too large to be offset, and many operators have been forced to shut down, unable to operate profitably or to sell their business. At the same time, Lincare has achieved 10% plus annual organic growth, making few acquisitions, while maintaining high, though volatile margins.

More recently, Congress has directed CMS to experiment with competitive bidding as a way to further reduce Medicare's home oxygen costs while preserving the viability of the industry. In early July, CMS announced the results of its competitive bidding process in an initial nine markets. Though industry expectations had been for price reductions in the 10-20% range, the actual number announced was a 33% cut. Lincare was selected as one of the "winning" bidders in only two of the markets. In the other seven markets it will be able to service existing customers but not take on new ones. Lincare's stock price declined about 15% on the announcement.

CMS's actions fly in the face of our industry thesis, which is that the higher cost structure of Lincare's competitors would allow it to earn decent returns while others are losing money and withdrawing from markets. Lincare's higher price bids in the test market are an indication that the company believes the prices announced by CMS are not sufficient to keep most oxygen providers in business.

These new rates will take effect (in the test markets) at the start of 2011. We should learn relatively quickly if our thesis is valid.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, source@firstpacad.com.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 26, 2010

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of more than 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

June 30, 2010

Common Stocks		87.3%
Producer Durable Goods	20.3%
Business Services & Supplies	19.8%
Retailing	14.4%
Healthcare	10.7%
Energy	7.5%
Transportation	7.1%
Technology	4.2%
Entertainment	3.3%
Preferred Stocks		1.0%
Convertible Bonds and Debentures		1.0%
Non-Convertible Bonds and Debentures		4.7%
Short-Term Investments		6.0%
Other Assets and Liabilities, Net		0.0%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2010

	Shares or Face Amount		Ownership at June 30, 2010
NET PURCHASES
Common Stock
Copart, Inc.	30,866	shs.	346,400	shs.
Convertible Security
Transocean Inc. — 1.5% 2037	$1,000,000		$3,000,000
NET SALES
Common Stocks
Helix Energy Solutions Group, Inc.	140,000	shs.	367,900	shs.
Charles River Laboratories International, Inc.(1)	194,035	shs.	—

(1)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2010

COMMON STOCKS	Shares	Value
PRODUCER DURABLE GOODS — 20.3%
Actuant Corporation (Class A)	400,000	$7,532,000
Franklin Electric Co., Inc.	285,900	8,239,638
Graco Inc.	501,300	14,131,647
HNI Corporation	627,933	17,324,671
IDEX Corporation	540,900	15,453,513
WABCO Holdings Inc.	625,000	19,675,000
Zebra Technologies Corporation (Class A)*	486,900	12,352,653
		$94,709,122
BUSINESS SERVICES & SUPPLIES — 19.8%
Brady Corporation (Class A)	431,500	$10,752,980
CLARCOR Inc.	320,000	11,366,400
Copart, Inc.*	346,400	12,404,584
Life Technologies Corporation*	524,698	24,791,980
Manpower Inc.	300,000	12,954,000
ScanSource, Inc.*	803,363	20,027,840
		$92,297,784
RETAILING — 14.4%
CarMax, Inc.*	1,017,412	$20,246,499
O'Reilly Automotive, Inc.*	600,000	28,536,000
Signet Jewelers Limited*	672,400	18,491,000
		$67,273,499
HEALTHCARE — 10.7%
Bio-Rad Laboratories, Inc. (Class A)*	187,200	$16,190,928
Lincare Holdings Inc.*	720,000	23,407,200
Varian Medical Systems Inc.*	53,200	2,781,296
VCA Antech Inc.*	310,000	7,675,600
		$50,055,024
ENERGY — 7.5%
FMC Technologies, Inc.*	195,000	$10,268,700
Helix Energy Solutions Group, Inc.*	367,900	3,962,283
Noble Corporation	670,000	20,709,700
		$34,940,683
TRANSPORTATION — 7.1%
Heartland Express, Inc.	1,046,000	$15,187,920
Knight Transportation, Inc.	887,200	17,956,928
		$33,144,848
TECHNOLOGY — 4.2%
Maxim Integrated Products, Inc.	392,000	$6,558,160
Microchip Technology Incorporated	474,951	13,175,141
		$19,733,301
ENTERTAINMENT — 3.3%
Carnival Corporation (Class A)*	499,900	$15,116,976
TOTAL COMMON STOCKS — 87.3% (Cost $310,835,864)		$407,271,237

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

June 30, 2010

PREFERRED STOCKS	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,230,000
ProLogis (Series G)	120,000	2,356,800
TOTAL PREFERRED STOCKS — 1.0% (Cost $5,726,454)		$4,586,800
CONVERTIBLE BONDS AND DEBENTURES
Diodes Inc. — 2.25% 2026	$2,000,000	$1,967,500
Transocean Inc. — 1.5% 2037	3,000,000	2,692,500
TOTAL CONVERTIBLE BONDS AND DEBENTURES — 1.0% (Cost $3,648,125)		$4,660,000
NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE — 4.7%
Brown Shoe Company — 8.75% 2012	$3,000,000	$3,037,500
Deluxe Corporation — 5% 2012	2,000,000	1,950,980
Helix Energy Solutions Group, Inc. — 9.5% 2016	2,000,000	1,830,000
Invacare Corporation — 9.75% 2015	3,000,000	3,225,000
Nova Chemicals Corporation — 6.5% 2012	1,970,000	1,984,145
PolyOne Corporation — 6.58% 2011	1,500,000	1,492,875
Polypore International Inc. 8.75% 2012	2,000,000	2,003,800
Rock-Tenn Co. — 9.25% 2016	2,000,000	2,150,000
Sinclair Broadcast Group, Inc. — 8% 2012	1,000,000	982,500
Titan International, Inc. — 8% 2012	3,000,000	3,135,000
		$21,791,800
U.S. GOVERNMENT AND AGENCIES — 0.0%
Government National Mortgage Association (Mobile Home) —9.75% 2010	$12,590	$12,732
TOTAL NON-CONVERTIBLE BONDS AND DEBENTURES — 4.7% (Cost $21,065,370)		$21,804,532
TOTAL INVESTMENT SECURITIES — 94.0% (Cost $341,275,813)		$438,322,569
SHORT-TERM INVESTMENTS — 6.0%
GE Company 0.08% 07/01/10	$4,003,000	$4,003,000
Chevron Funding Corporation — 0.14% 07/08/10	10,000,000	9,999,728
Chevron Funding Corporation — 0.13% 07/13/10	14,000,000	13,999,393
TOTAL SHORT-TERM INVESTMENTS (Cost $28,002,121)		$28,002,121
TOTAL INVESTMENTS — 100.0% (Cost $369,277,934)		$466,324,690
Other assets and liabilities, net — 0.0%		33,170
NET ASSETS — 100.0%		$466,357,860

*  Non income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

	June 30, 2010
ASSETS
Investments at value:
Investment securites — at market value (cost $341,275,813) — Note A	$438,322,569
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	28,002,121	$466,324,690
Cash		414
Receivable for:
Accrued interest	$537,984
Dividends	20,920	558,904
		$466,884,008
LIABILITIES
Payable for:
Advisory fees	$268,727
Accrued dividends — Preferred Stock	196,921
Accrued expenses	60,500	526,148
NET ASSETS — June 30, 2010		$466,357,860
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 861%) — Note C		$54,153,330
Net assets applicable to Common Stock — $47.62 per share		$412,204,530
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note C		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note C		8,655,240
Additional Paid-in Capital		369,029,134
Accumulated net realized loss		(4,237,048)
Unallocated distributions to common shareholders		(10,043,858)
Unrealized appreciation of investments		97,046,756
NET ASSETS — June 30, 2010		$466,357,860

See notes to financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2010

INVESTMENT INCOME
Income
Dividends		$2,037,974
Interest		949,772
		$2,987,746
Expenses — Note D:
Advisory fees	$1,703,879
Transfer agent fees and expenses	180,928
Reports to shareholders	113,980
Directors' fees and expenses	79,984
Taxes, other than federal income tax	53,385
Legal, audit and tax fees	52,308
Registration and filing fees	30,000
Custodian fees and expenses	23,921
Insurance	15,769
Other expenses	7,006	2,261,160
Net investment income — Note A		$726,586
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	$35,050,080
Cost of investment securities sold	39,287,128
Net realized gain (loss) on investments — Notes A and E		$(4,237,048)
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$104,471,664
Unrealized appreciation at end of period	97,046,756
Decrease in unrealized appreciation of investments		(7,424,908)
Net realized and unrealized gain (loss) on investments		$(11,661,956)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(10,935,370)

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the six months ended June 30, 2010		For the year ended December 31, 2009
CHANGE IN NET ASSETS
Operations:
Net investment income	$726,586		$2,159,299
Net realized gain (loss) on investments — Notes A and D	(4,237,048)		15,683,005
Change in unrealized appreciation (depreciation) of investments	(7,424,908)		140,516,517
Change in net assets resulting from operations		$(10,935,370)		$158,358,821
Distributions to Preferred shareholders:
From net investment income	$(1,626,173)		$(1,317,326)
From net realized capital gains	(736,882)	(2,363,055)	(3,408,783)	(4,726,109)
Distributions to Common shareholders — Note A:
From net realized capital gains	$(342,430)		$(17,310,480)
Unallocated	(10,043,858)	(10,386,288)	—	(17,310,480)
Net change in net assets		$(23,684,713)		$136,322,232
NET ASSETS
Beginning of period		490,042,573		353,720,341
End of period		$466,357,860		$490,042,573

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30,		Year ended December 31,
	2010		2009	2008	2007	2006	2005
Common Stock:
Per share operating performance:
Net asset value at beginning of period	$50.36		$34.61	$64.75	$64.81	$66.79	$63.20
Income from investment operations:
Net investment income	$0.08		$0.25	$0.49	$0.55	$0.44	$0.42
Net realized and unrealized gain (loss) on investment securities	(1.35)		18.05	(26.58)	3.94	2.86	9.16
Total from investment operations	$(1.27)		$18.30	$(26.09)	$4.49	$3.30	$9.58
Distributions to Preferred shareholders:
From net investment income	$(0.19)		$(0.15)	$(0.53)	$(0.55)	$(0.25)	$(0.45)
From net realized capital gains	(0.08)		(0.40)	(0.02)	—	(0.31)	(0.11)
Distributions to Common shareholders:
From net investment income	—		—	—	(0.18)	—	—
From net realized capital gains	(0.04)		(2.00)	(3.50)	(3.82)	(4.74)	(5.47)
Unallocated	(1.16)		—	—	—	—	—
Total distributions	$(1.47)		$(2.55)	$(4.05)	$(4.55)	$(5.30)	$(6.03)
Effect of shares issued for distributions reinvested by shareholders	—		—	—	—	$0.02	$0.04
Net asset value at end of period	$47.62		$50.36	$34.61	$64.75	$64.81	$66.79
Per share market price at end of period	$42.02		$43.04	$28.29	$60.08	$67.59	$73.75
Total investment return(1)	0.2%		60.9%	(49.3)%	(5.5)%	(1.8)%	11.5%
Net asset value total return(2)	(3.1)%		53.0%	(42.8)%	6.1%	4.3%	14.9%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$466,358		$490,043	$353,720	$614,585	$610,486	$619,973
Ratios based on average net assets applicable to Common Stock:
Expenses(4)	1.03	%(3)	1.04%	0.97%	0.91%	0.90%	0.91%
Net investment income(4)	0.33	%(3)	0.60%	0.95%	0.82%	0.67%	0.66%
Portfolio turnover rate	2.11	%(3)	8.65%	19.43%	11.97%	13.36%	22.92%
Preferred Stock:
Total shares outstanding(5)	1,969,212		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(5)	$236.82		$248.85	$179.62	$312.10	$310.02	$314.83
Involuntary liquidation preference per share	$27.50		$27.50	$27.50	$27.50	$27.50	$27.50
Average market value per share(6)	$34.10		$31.05	$31.49	$32.55	$32.38	$34.21

(1)  Based on market price per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Annualized.

(4)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on total net assets are as follows:

	Six months ended June 30, 2010	2009	2008	2007	2006	2005
Expenses	0.92%	0.91%	0.87%	0.83%	0.82%	0.83%
Net investment income	0.29%	0.52%	0.84%	0.75%	0.61%	0.60%

(5)  Information shown as of the end of the year.

(6)  The average of all month-end market values during each year.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company values securities pursuant to policies and procedures approved by the Board of Directors. Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day securities are valued at the mean between the most recent bid and asked prices. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. UNALLOCATED DISTRIBUTIONS—Unallocated distributions represent distributions paid to shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be from paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

4. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

NOTE C—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the option of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 861% at June 30, 2010.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2010.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the six months ended June 30, 2010, the Company paid aggregate fees of $78,500 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $4,984,340 during the 6 months ended June 30, 2010. Realized gains and losses are based on the specific identification method.

The cost of securities was $341,781,391 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2010, for federal income tax purposes was $110,043,393 and $13,502,216, respectively, resulting in net unrealized appreciation of $96,541,178. As of and during the 6 months ended June 30, 2010, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2005 or by state tax authorities for years ended on or before December 31, 2004.

NOTE F—Disclosure of Fair Value Measurements

The Company classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2010:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$407,271,237	—	—	$407,271,237
Preferred Stocks	4,586,800	—	—	4,586,800
Convertible Bonds & Debentures	—	$4,660,000	—	4,660,000
Non-Convertible Bonds & Debentures	—	21,804,532	—	21,804,532
Short-Term Investments	—	28,002,121	—	28,002,121
Total Investments	$411,858,037	$54,466,653	—	$466,324,690

RESULTS OF ANNUAL MEETING

Following are the matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 3, 2010:

With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

	Votes For	Votes Withheld
Common
Eric S. Ende	6,499,058	134,794
Thomas P. Merrick	6,500,304	134,794
Patrick B. Purcell	6,500,885	134,794
David Rees	6,529,165	134,794
Preferred
Willard H. Altman, Jr.	1,581,410	45,509
Paul G. Schloemer	1,580,870	45,509

With respect to the continuation of the current Investment Advisory Agreement by the holders of Common Stock, $1.00 par value and the holders of $2.40 Cumulative Preferred Stock, $3.00 par value (voting together as a single class): 8,044,785 shares voted for the proposal; 131,947 shares voted against; and 92,064 shares abstained.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held February 1, 2010, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board considered information regarding the Adviser and its staffing in connection with the Company, including the Company's portfolio managers and the senior analyst on their team, the scope of accounting, administrative, shareholder, and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service and the reputation of the Company's Portfolio managers, Eric Ende and Steven Geist, who have managed the Company since 1996. The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

Investment Performance. The Directors reviewed the overall investment performance of the Company. The Directors noted the Company's competitive longer-term investment performance since the current portfolio managers assumed management of the Company. They further concluded that the Adviser's continued management of the Company should benefit the Company and its shareholders.

Advisory Fees and Company Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Company, the extent to which economies of scale with respect to the management of the Company, if any, would be realized, and whether the Company is sharing, or will share, in those economies. The Directors reviewed comparative information relative to fees and expenses for the investment company industry generally. The Directors noted that the Company's fees and expenses were at the lower end of the range. The Directors noted that the overall expense ratio of the Company was also at the lower end of the range. The Directors noted that the fee rate charged to the Company is currently lower than the fee rate charged by the Adviser on other products managed in a similar style by the portfolio managers. The Directors concluded that the overall fee rate was reasonable and fair to the Company and its shareholders in light of the nature and quality of the services provided by the Adviser. The Directors considered whether there have been economies of scale with respect to the management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Company's assets and any economies of scale that may exist. The Directors discussed the fact that

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

the fee structure does not have any additional breakpoints. The mutual fund industry has trended toward companies having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a company's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser stated its belief that additional breakpoints currently were not appropriate for the Company and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Company's assets, all of which could negatively impact the Adviser. In addition, since the Company is a closed-end fund, and based upon the Company's current operating policies, the ability to raise additional assets is limited. The Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Company, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes- Oxley. According to the Adviser, such increased costs have included a significant investment in a new analyst who assists with the management of the Company, additions to administrative personnel and systems that enhance the quality of services provided to the Company and the establishment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Company are currently lower than they were three years ago, yet the Adviser has continued to make investments in personnel servicing the Company.

Conclusions. The Directors determined that the Company continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Directors agreed that the Company continues to receive high quality accounting, administrative, shareholder, and other ancillary services from the Adviser. The Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Directors determined that the Company's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Company are fair and reasonable under the current circumstances. In reaching their conclusions, the Directors acknowledged that the fees and expenses of the Company are clearly disclosed in all reports to Company shareholders and in industry research databases, such as those maintained by Lipper and Morningstar, and that the Company's shareholders have ready access to other funds with different strategies, fees, and expenses and can sell their shares at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Company's asset levels, changes in portfolio management personnel, and the cost and quality of the services provided by the Adviser to the Company. On the basis of the foregoing, and without assigning particular weight to any single factor, the Directors determined to approve the continuation of the current advisory agreement for another one-year period, and recommends that shareholders approve such continuation.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR  Common Stock
SOR+  Preferred Stock

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o BNY Mellon Shareowner Services, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (74)*	Director	Term: 1 Year Time Served: 12 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick - (73)*	Director	Term: 1 Year Time Served: 4 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

Patrick B. Purcell - (67)*	Director	Term: 1 Year Time Served: < 1 Year	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and the Motion Picture and Television Fund

David Rees - (86)*	Director	Term: 1 Year Time Served: 42 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (81)*	Director	Term: 1 Year Time Served: 11 Years	Retired. Formerly President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Eric S. Ende - (65)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 25 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (56)	Executive Vice President & Portfolio Manager	Time Served: 14 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (50)	Treasurer	Time Served: 13 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (55)	Secretary	Time Served: 28 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (53)	Chief Compliance Officer	Time Served: 15 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (43)	Assistant Treasurer	Time Served: 4 Years	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064-1550.

*  Audit and Corporate Responsibility Committee Member

Messrs. Altman and Merrick each serve as a member of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. Mr. Purcell serves as a member of the audit committee of three such open-end investment companies. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2010, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2009 was submitted to the NYSE on May 5, 2010.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

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SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable to this semi-annual report.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:  August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 25, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 25, 2010